Notes Payable	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Notes, Mortgage Notes and Other Debt

Senior Notes

Senior Notes are summarized as follows:

	December 31,
	2015	2014
7.50% Senior Convertible Notes due 2016	$46,793	$55,481
7.50% Senior Exchange Convertible Notes due 2016	—	44,475
8.50% Senior Notes due 2019	200,000	200,000
6.00% Senior Convertible Notes due 2020	80,000	—
Senior Secured Credit Facility	—	—
Total Senior Notes	$326,793	$299,956
Deferred debt issuance costs	(5,877)	(5,735)
Debt discount	(70)	—
Total Senior Notes, net	$320,846	$294,221

7.50% Senior Convertible Notes due 2016 and 7.50% Senior Exchange Convertible Notes due 2016

On February 4, 2011, we completed an underwritten public offering for $100.0 million aggregate principal amount of our 7.50% Senior Convertible Notes due 2016 (the “7.50% Notes”). The 7.50% Notes were governed by the Indenture and the First Supplemental Indenture, each dated February 4, 2011, between us and the trustee named therein.  Interest on the 7.50% Notes was payable semi-annually in arrears in cash on February 15 and August 15 of each year.

In July 2012, we entered into exchange agreements under which we retired $44.5 million in aggregate principal amount of our 7.50% Notes, in exchange for the issuance of $44.5 million in aggregate principal of new 7.50% Senior Exchange Convertible Notes due 2016 (“7.50% Exchange Notes”).  The 7.50% Exchange Notes would have matured on February 15, 2016.  The 7.50% Exchange Notes were governed by the Indenture dated February 4, 2011 and the Second Supplemental Indenture dated July 25, 2012 between us and the trustee named therein.  Interest on the 7.50% Exchange Notes was payable semi-annually in arrears in cash on February 15 and August 15 of each year, commencing February 15, 2013.  In connection with the issuance of the 6.00% Notes (defined below), $20.5 million of 7.50% Exchange Notes and $8.7 million of 7.50% Notes were repurchased on June 23, 2015.  On July 20, 2015, the remaining 7.50% Exchange Notes were redeemed, pursuant to our option to redeem such notes at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest.

On February 16, 2016, the remaining 7.50% Notes were repaid at maturity.  See Note 16, Subsequent Events.

8.50% Senior Notes due 2019

On June 30, 2014, we completed an underwritten offering for $200.0 million aggregate principal amount of our 8.50% Senior Notes due 2019 (the “8.50% Senior Notes”).  The 8.50% Senior Notes mature on July 1, 2019 unless earlier converted, redeemed or repurchased. Interest on the 8.50% Senior Notes is 8.50% per year, payable semi-annually in arrears in cash on January 1 and July 1 of each year, commencing January 1, 2015.  The 8.50% Senior Notes are redeemable at our option, in whole or in part, at any time on or after July 1, 2016, at certain redemption prices, together with accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Certain of our subsidiaries are guarantors of the 8.50% Senior Notes.  All of the subsidiary guarantors are 100% owned by us, and all of the guarantees are full, unconditional, and joint and several.  We have no independent assets or operations, and our subsidiaries, other than the subsidiary guarantors, are minor.

6.00% Senior Convertible Notes due 2020

On June 23, 2015, we completed a private offering of $80.0 million aggregate principal amount of 6.00% Senior Convertible Notes due 2020 (the “6.00% Notes”).  The 6.00% Notes were issued in exchange for $15.4 million aggregate principal amount of 7.50% Exchange Notes and $64.5 million in cash.  We used $30.7 million of the net cash proceeds from the sale of the 6.00% Notes to (i) repurchase 7.50% Exchange Notes and 7.50% Notes and (ii) pay approximately $1.5 million of accrued interest (in respect of the notes being exchanged or repurchased) and premium (in respect of the notes being repurchased).  The 6.00% Notes will mature on July 1, 2020 unless earlier repurchased or converted.  The 6.00% Notes are governed by the Indenture dated February 4, 2011 and the Third Supplemental Indenture dated June 23, 2015 between us and the trustee named therein.  The 6.00% Notes bear regular cash interest on the principal amount of each note, payable semiannually in arrears on January 1 and July 1 of each year, beginning on January 1, 2016.

The 6.00% Notes were issued pursuant a series of separate, privately negotiated note purchase agreements entered into on June 17, 2015 by us and certain qualified institutional buyers.  TPG Aviator, L.P. (“TPG”) purchased $20.0 million aggregate principal amount of 6.00% Notes for $20.0 million in cash and waived its rights to purchase additional 6.00% Notes, resulting in a fully diluted beneficial ownership of approximately 43.8% of our common stock for TPG.  Pursuant to the terms of the Company’s Related Person Transaction Policy, the audit committee of the Company’s board of directors reviewed and approved the terms of the 6.00% Notes and TPG’s purchase of 6.00% Notes.

Senior Secured Credit Facility

On April 7, 2014, we entered into a $65.0 million senior secured credit facility with JPMorgan Chase Bank, N.A., as agent, a lender and a letter of credit issuer (the "Senior Secured Credit Facility"). The other original lenders and letter of credit issuers include Royal Bank of Canada and Credit Suisse AG.  Later in 2014, we increased the Senior Secured Credit Facility by $40.0 million with the addition of Citibank, N.A., and Deutsche Bank, A.G., as additional lenders.

The Senior Secured Credit Facility includes revolving credit and letter of credit facilities in an aggregate principal amount of up to $105.0 million, with an “accordion” feature that allows us, with the consent of the lenders, to increase the aggregate amount to $175.0 million.  The Senior Secured Credit Facility also includes a swing line loan facility in an aggregate principal amount of up to $30.0 million.  As of December 31, 2015, we had sufficient qualified assets in the borrowing base to cover the full $105.0 million capacity and had no borrowings outstanding.

We were in compliance with all financial covenants under the Senior Secured Credit Facility as of December 31, 2015.

Maturities of Senior Notes as of December 31, 2015 are as follows (in thousands):

Total
2016	$46,793
2017	—
2018	—
2019	200,000
2020	80,000
Thereafter	—
Total	$326,793

We made interest payments of $24.0 million, $7.6 million, and $7.9 million during the years ended December 31, 2015, 2014 and 2013, respectively.